UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 11, 2005
(Date of earliest event reported)

PAYCHEX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State of or other jurisdiction of incorporation)	0-11330 (Commission File Number)	16-1124166 (IRS Employer Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK (Address of principal executive offices)	14625-2396 (Zip Code)

(585) 385-6666
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
SIGNATURES

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On July 7, 2005, Paychex, Inc.’s (the “Company”) Board of Directors approved the below arrangements for certain executive officers, as identified.

•	Approved a bonus to the Chief Executive Officer of $605,104 or 113.46% of base salary as provided for under his employment agreement with the Company whereby bonus awards in excess of 100% of base salary may be recommended by the Compensation Committee of the Board of Directors and approved by the Board of Directors for over-achievement of operating objectives.

•	Approved the Officers Performance Incentive Program for the year ending May 31, 2006 which provides for senior executive officers of the Company, other than the Chief Executive Officer, the opportunity for annual cash bonuses based on goals set in advance by the Compensation Committee of the Board of Directors of up to 70% of base salary based primarily on the Company’s annual revenue and operating income growth.

•	Approved the annual base salary percentage increases for the year ending May 31, 2006 for the Company’s named executive officers of 2.4% for Martin Mucci, John M. Morphy and Walter Turek, 4.0% for Diane Rambo, with no base salary increase provided for Jonathan J. Judge.

Further Information
Additional information regarding compensation awarded to certain of the Company’s executive officers for the year ended May 31, 2005 will be provided in the Company’s proxy statement for its 2005 Annual Meeting of Stockholders, which is expected to be filed with the Securities and Exchange Commission in August 2005.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     (b) On July 7, 2005, the Company’s Board of Directors accepted G. Thomas Clark’s resignation from the Board of Directors effective on October 12, 2005, the expected date of Paychex, Inc.’s Annual Meeting of Stockholders. There were no disagreements between Mr. Clark and the Company relating to the Company’s operations, policies or practices involved in Mr. Clark’s decision not to stand for re-election as a Director.

     Mr. Clark has been invaluable to Paychex, Inc. during his more than 30 year association with the Company. The Board of Directors thanks Mr. Clark for his contributions and wishes him much success in his future endeavors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.
Date: July 11, 2005	/s/ Jonathan J. Judge
Jonathan J. Judge
President and Chief Executive Officer

Date: July 11, 2005	/s/ John M. Morphy
John M. Morphy
Senior Vice President, Chief Financial Officer and Secretary

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